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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT -FEBRUARY 15, 2000



                           SWISHER INTERNATIONAL, INC.
                         -------------------------------
                         (NAME OF SMALL BUSINESS ISSUER)

         NEVADA                        0-21282                  56-1541396
         ------                        -------                  ----------
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (I.R.S EMPLOYER
                                                            IDENTIFICATION NO.)


    849 FAIRVIEW ROAD, CHARLOTTE, NC                           28210
----------------------------------------             --------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (704) 364-7707
                           ---------------------------
                           (ISSUER'S TELEPHONE NUMBER)





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ITEM 5. OTHER EVENTS.

         Effective February 4, 2000, Thomas W. Busch, Chief Financial Officer for Swisher International, Inc. tendered his resignation to pursue other business opportunities. Mr. Busch, who joined the Company in April, 1998, as Vice President - Finance, was appointed as Chief Financial Officer on January 6, 1999. Thomas J. Reiser, Chief Operating Officer for Swisher International, Inc. since September 1999, has, for an interim period, incorporated the Chief Financial Officer functions within his own areas of responsibility.

         At the time of the resignation, there were no disagreements between Swisher International, Inc. and Mr. Busch on issues related to accounting principles or practices, financial statement disclosure or other matters.

         Investor Relations inquiries will be addressed by contacting Swisher International, Inc. at 1-800-444-4138, menu option #6.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               SWISHER INTERNATIONAL, INC.


Date: February 15, 2000                        By /s/ Thomas J. Reiser
                                                  -----------------------------
                                                      Thomas J. Reiser
                                                      Chief Operating Officer